UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2023

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 16, 2023, EQT Corporation (“EQT”) issued a news release relating to the Acquisition (as defined below). A copy of EQT’s news release is attached hereto and furnished as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed, on September 6, 2022, EQT and its wholly owned subsidiary, EQT Production Company (the “Buyer” and, together with EQT, the “EQT Parties”), entered into a Purchase Agreement (as amended and/or restated to date, the “Purchase Agreement”) with THQ Appalachia I, LLC (the “Upstream Seller”), THQ-XcL Holdings I, LLC (together with the Upstream Seller, the “Sellers”) and the subsidiaries of the Sellers named on the signature pages thereto pursuant to which the EQT Parties agreed to acquire (the “Acquisition”) the Sellers’ upstream oil and gas assets and gathering and processing assets through the Buyer’s acquisition of all of the issued and outstanding membership interests of each of THQ Appalachia I Midco, LLC and THQ-XcL Holdings I Midco, LLC in exchange for $2.6 billion in cash and 55.0 million shares of EQT common stock (the “Shares”), in each case, subject to customary closing adjustments. Upon the closing of the Acquisition, the Sellers intend to distribute the Shares to their members, including affiliates of Quantum Energy Partners (“Quantum”).

On August 16, 2023, the U.S. Federal Trade Commission (the “FTC”) resolved its review of the Acquisition pursuant to an Agreement Containing Consent Order (the “ACCO”) entered into among EQT, Quantum and the FTC effective as of such date.

Under the terms of the ACCO, EQT and Quantum have agreed to the following conditions, among others, to complete the Acquisition:

●	The Purchase Agreement will be amended to remove the right of the Sellers to designate a person to be included in the slate of nominees recommended by EQT’s board of directors to EQT’s shareholders for election as a director.

●	Quantum will be a passive investor in EQT and will transfer voting power over the Shares received by Quantum from the Sellers to a voting trustee that will vote such Shares in proportion to the votes of EQT’s other shareholders.

●	Quantum will sell the Shares received from the Sellers at Quantum’s discretion but no later than the end of a multi-year time frame agreed to between Quantum and the FTC, the specific expiration of which is confidential.

●	EQT and Quantum will dissolve The Mineral Company LLC (“TMC”), a joint venture created to acquire mineral rights, by distributing its existing assets to the parties and then liquidating TMC. TMC plays an immaterial role in EQT’s land development program, and its dissolution will have no impact on EQT’s forecasted production schedule or cost of production.

●	EQT and Quantum will have certain ongoing limitations on entering into agreements with each other related to natural gas exploration and production activities or mineral rights within the Appalachian Basin. However, the parties will not be prohibited from entering into certain ordinary course transactions, such as land swap agreements, that will enable EQT to fully develop its acreage and advance its development plan without incurring unnecessary additional costs or delays.

As a result of the ACCO, the closing condition contained in the Purchase Agreement relating to the Hart-Scott-Rodino Act of 1976, as amended, and the rules and regulations promulgated thereunder, has been satisfied, and EQT expects to complete the Acquisition within the next seven business days.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include statements regarding EQT’s plans, expectations, goals and projections relating to the pending Acquisition, including statements relating to the expected timing for completing the Acquisition. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from those projected. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by EQT. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. Any forward-looking statement speaks only as of the date on which such statement is made, and except as required by law, EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	News Release, dated August 16, 2023, issued by EQT Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: August 16, 2023	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary